UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2006

POTLATCH CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	This Amendment No. 1 to the Form 8-K filed September 19, 2006, is being filed to name the committees of the Board of Directors of Potlatch to which John S. Moody, newly-elected director as of September 16, 2006, has been assigned.

On December 1, 2006, the Board of Directors of Potlatch Corporation appointed Mr. Moody to serve on the Finance Committee and the Executive Compensation and Personnel Policies Committee (the “Compensation Committee”) of the Board. Mr. Moody has been determined to be an independent director for purposes of serving on the Compensation Committee.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2006

POTLATCH CORPORATION

By:	/s/ Pamela A. Mull
Pamela A. Mull
Corporate Secretary

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